EXHIBIT 99.3

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2013 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					CHANGE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013
Net revenue: (a)

Personal Systems	$8,232	$7,610	$7,733	$8,604	$32,179	$8,204	$7,584	$7,704	$8,579	$32,071	$28	$26	$29	$25	$108
Printing	5,946	6,094	5,809	6,047	23,896	5,926	6,081	5,803	6,044	23,854	20	13	6	3	42
Total Printing and Personal Systems Group	14,178	13,704	13,542	14,651	56,075	14,130	13,665	13,507	14,623	55,925	48	39	35	28	150
Enterprise Group	6,948	6,794	6,764	7,575	28,081	6,984	6,819	6,786	7,594	28,183	(36)	(25)	(22)	(19)	(102)
Enterprise Services	6,038	6,133	5,972	5,918	24,061	5,919	5,999	5,843	5,759	23,520	119	134	129	159	541
Software	951	967	1,010	1,093	4,021	926	941	982	1,064	3,913	25	26	28	29	108
HP Financial Services	957	881	879	912	3,629	957	881	879	912	3,629	-	-	-	-	-
Corporate Investments	4	10	5	5	24	4	10	5	5	24	-	-	-	-	-
Total segments	29,076	28,489	28,172	30,154	115,891	28,920	28,315	28,002	29,957	115,194	156	174	170	197	697

Elimination of intersegment net revenue and other	(717)	(907)	(946)	(1,023)	(3,593)	(561)	(733)	(776)	(826)	(2,896)	(156)	(174)	(170)	(197)	(697)

Total HP consolidated net revenue	$28,359	$27,582	$27,226	$29,131	$112,298	$28,359	$27,582	$27,226	$29,131	$112,298	$-	$-	$-	$-	$-

Earnings before taxes: (a)

Personal Systems	$233	$244	$238	$265	$980	$223	$239	$228	$259	$949	$10	$5	$10	$6	$31
Printing	967	970	915	1,081	3,933	953	958	908	1,071	3,890	14	12	7	10	43
Total Printing and Personal Systems Group	1,200	1,214	1,153	1,346	4,913	1,176	1,197	1,136	1,330	4,839	24	17	17	16	74
Enterprise Group	1,070	1,074	1,023	1,092	4,259	1,084	1,082	1,033	1,102	4,301	(14)	(8)	(10)	(10)	(42)
Enterprise Services	76	156	192	255	679	76	156	192	255	679	-	-	-	-	-
Software	155	180	203	330	868	157	180	201	328	866	(2)	-	2	2	2
HP Financial Services	101	97	99	102	399	101	97	99	102	399	-	-	-	-	-
Corporate Investments	(73)	(75)	(82)	(86)	(316)	(65)	(56)	(58)	(57)	(236)	(8)	(19)	(24)	(29)	(80)
Total segment earnings from operations	2,529	2,646	2,588	3,039	10,802	2,529	2,656	2,603	3,060	10,848	-	(10)	(15)	(21)	(46)

Corporate and unallocated costs and eliminations	(109)	(169)	(185)	(323)	(786)	(109)	(179)	(200)	(344)	(832)	-	10	15	21	46
Unallocated costs related to stock-based
compensation expense	(184)	(107)	(107)	(102)	(500)	(184)	(107)	(107)	(102)	(500)	-	-	-	-	-
Amortization of intangible assets	(350)	(350)	(356)	(317)	(1,373)	(350)	(350)	(356)	(317)	(1,373)	-	-	-	-	-
Restructuring charges	(130)	(408)	(81)	(371)	(990)	(130)	(408)	(81)	(371)	(990)	-	-	-	-	-
Acquisition-related charges	(4)	(11)	(4)	(3)	(22)	(4)	(11)	(4)	(3)	(22)	-	-	-	-	-
Interest and other, net	(179)	(193)	(146)	(103)	(621)	(179)	(193)	(146)	(103)	(621)	-	-	-	-	-

Total HP consolidated earnings before taxes	$1,573	$1,408	$1,709	$1,820	$6,510	$1,573	$1,408	$1,709	$1,820	$6,510	$-	$-	$-	$-	$-

(a)
Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include (i) transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment; (ii) transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment; (iii) transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively; and (iv) transferring certain cloud-related incubation activities previously reported in Corporate and unallocated costs and eliminations and in the Enterprise Group segment to the Corporate Investments segment. In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

HP reflected these changes to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments. These changes also resulted in the transfer of operating profit among the Personal Systems, Printing, the Enterprise Group, Software and Corporate Investments segments. These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2012 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					CHANGE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2012	Apr. 30, 2012	Jul. 31, 2012	Oct. 31, 2012	Oct. 31, 2012	Jan. 31, 2012	Apr. 30, 2012	Jul. 31, 2012	Oct. 31, 2012	Oct. 31, 2012	Jan. 31, 2012	Apr. 30, 2012	Jul. 31, 2012	Oct. 31, 2012	Oct. 31, 2012
Net revenue: (a)

Personal Systems	$8,924	$9,499	$8,667	$8,753	$35,843	$8,892	$9,470	$8,636	$8,727	$35,725	$32	$29	$31	$26	$118
Printing	6,269	6,142	6,038	6,089	24,538	6,258	6,132	6,017	6,080	24,487	11	10	21	9	51
Total Printing and Personal Systems Group	15,193	15,641	14,705	14,842	60,381	15,150	15,602	14,653	14,807	60,212	43	39	52	35	169
Enterprise Group	7,243	7,518	7,454	7,428	29,643	7,282	7,546	7,492	7,459	29,779	(39)	(28)	(38)	(31)	(136)
Enterprise Services	6,442	6,589	6,501	6,461	25,993	6,371	6,489	6,397	6,352	25,609	71	100	104	109	384
Software	970	996	999	1,206	4,171	946	970	973	1,171	4,060	24	26	26	35	111
HP Financial Services	950	968	935	966	3,819	950	968	935	966	3,819	-	-	-	-	-
Corporate Investments	30	7	11	10	58	30	7	11	10	58	-	-	-	-	-
Total segments	30,828	31,719	30,605	30,913	124,065	30,729	31,582	30,461	30,765	123,537	99	137	144	148	528

Elimination of intersegment net revenue and other	(792)	(1,026)	(936)	(954)	(3,708)	(693)	(889)	(792)	(806)	(3,180)	(99)	(137)	(144)	(148)	(528)

Total HP consolidated net revenue	$30,036	$30,693	$29,669	$29,959	$120,357	$30,036	$30,693	$29,669	$29,959	$120,357	$-	$-	$-	$-	$-

Earnings before taxes (a)

Personal Systems	$470	$524	$415	$315	$1,724	$459	$516	$405	$309	$1,689	$11	$8	$10	$6	$35
Printing	769	817	961	1,065	3,612	761	808	949	1,067	3,585	8	9	12	(2)	27
Total Printing and Personal Systems Group	1,239	1,341	1,376	1,380	5,336	1,220	1,324	1,354	1,376	5,274	19	17	22	4	62
Enterprise Group	1,310	1,335	1,262	1,216	5,123	1,329	1,352	1,284	1,229	5,194	(19)	(17)	(22)	(13)	(71)
Enterprise Services	145	237	240	423	1,045	145	237	240	423	1,045	-	-	-	-	-
Software	162	172	175	327	836	162	172	175	318	827	-	-	-	9	9
HP Financial Services	91	96	97	104	388	91	96	97	104	388	-	-	-	-	-
Corporate Investments	(50)	(48)	(57)	(78)	(233)	(50)	(48)	(57)	(78)	(233)	-	-	-	-	-
Total segment earnings from operations	2,897	3,133	3,093	3,372	12,495	2,897	3,133	3,093	3,372	12,495	-	-	-	-	-

Corporate and unallocated costs and eliminations	(152)	(202)	(314)	(119)	(787)	(152)	(202)	(314)	(119)	(787)	-	-	-	-	-
Unallocated costs related to stock-based
compensation expense	(175)	(169)	(150)	(141)	(635)	(175)	(169)	(150)	(141)	(635)	-	-	-	-	-
Amortization of intangible assets	(466)	(470)	(476)	(372)	(1,784)	(466)	(470)	(476)	(372)	(1,784)	-	-	-	-	-
Impairment of goodwill and intangible assets	-	-	(9,188)	(8,847)	(18,035)	-	-	(9,188)	(8,847)	(18,035)	-	-	-	-	-
Restructuring charges	(40)	(53)	(1,795)	(378)	(2,266)	(40)	(53)	(1,795)	(378)	(2,266)	-	-	-	-	-
Acquisition-related charges	(22)	(17)	(3)	(3)	(45)	(22)	(17)	(3)	(3)	(45)	-	-	-	-	-
Interest and other, net	(221)	(243)	(224)	(188)	(876)	(221)	(243)	(224)	(188)	(876)	-	-	-	-	-

Total HP consolidated earnings (loss)
before taxes	$1,821	$1,979	$(9,057)	$(6,676)	$(11,933)	$1,821	$1,979	$(9,057)	$(6,676)	$(11,933)	$-	$-	$-	$-	$-

(a)
Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include (i) transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment; (ii) transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment; and (iii) transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively. In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

HP reflected these changes to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments. These changes also resulted in the transfer of operating profit among the Personal Systems, Printing, the Enterprise Group and Software segments. These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2013 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					CHANGE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013
Segment operating margin: (a)

Personal Systems	2.8%	3.2%	3.1%	3.1%	3.0%	2.7%	3.2%	3.0%	3.0%	3.0%	0.1 pts	-	0.1 pts	0.1 pts	-
Printing	16.3%	15.9%	15.8%	17.9%	16.5%	16.1%	15.8%	15.6%	17.7%	16.3%	0.2 pts	0.1 pts	0.2 pts	0.2 pts	0.2 pts
Printing and Personal Systems
Group	8.5%	8.9%	8.5%	9.2%	8.8%	8.3%	8.8%	8.4%	9.1%	8.7%	0.2 pts	0.1 pts	0.1 pts	0.1 pts	0.1 pts

Enterprise Group	15.4%	15.8%	15.1%	14.4%	15.2%	15.5%	15.9%	15.2%	14.5%	15.3%	(0.1 pts)	(0.1 pts)	(0.1 pts)	(0.1 pts)	(0.1 pts)
Enterprise Services	1.3%	2.5%	3.2%	4.3%	2.8%	1.3%	2.6%	3.3%	4.4%	2.9%	-	(0.1 pts)	(0.1 pts)	(0.1 pts)	(0.1 pts)
Software	16.3%	18.6%	20.1%	30.2%	21.6%	17.0%	19.1%	20.5%	30.8%	22.1%	(0.7 pts)	(0.5 pts)	(0.4 pts)	(0.6 pts)	(0.5 pts)
HP Financial Services	10.6%	11.0%	11.3%	11.2%	11.0%	10.6%	11.0%	11.3%	11.2%	11.0%	-	-	-	-	-
Corporate Investments	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	(190.0 pts)	NM	NM	NM

(a)
Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include (i) transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment; (ii) transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment; (iii) transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively; and (iv) transferring certain cloud-related incubation activities previously reported in Corporate and unallocated costs and eliminations and in the Enterprise Group segment to the Corporate Investments segment. In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

HP reflected these changes to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments. These changes also resulted in the transfer of operating profit among the Personal Systems, Printing, the Enterprise Group, Software and Corporate Investments segments. These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2012 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					CHANGE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2012	Apr. 30, 2012	Jul. 31, 2012	Oct. 31, 2012	Oct. 31, 2012	Jan. 31, 2012	Apr. 30, 2012	Jul. 31, 2012	Oct. 31, 2012	Oct. 31, 2012	Jan. 31, 2012	Apr. 30, 2012	Jul. 31, 2012	Oct. 31, 2012	Oct. 31, 2012
Segment operating margin: (a)

Personal Systems	5.3%	5.5%	4.8%	3.6%	4.8%	5.2%	5.4%	4.7%	3.5%	4.7%	0.1 pts	0.1 pts	0.1 pts	0.1 pts	0.1 pts
Printing	12.3%	13.3%	15.9%	17.5%	14.7%	12.2%	13.2%	15.8%	17.5%	14.6%	0.1 pts	0.1 pts	0.1 pts	-	0.1 pts
Printing and Personal Systems
Group	8.2%	8.6%	9.4%	9.3%	8.8%	8.1%	8.5%	9.2%	9.3%	8.8%	0.1 pts	0.1 pts	0.2 pts	-	-

Enterprise Group	18.1%	17.8%	16.9%	16.4%	17.3%	18.3%	17.9%	17.1%	16.5%	17.4%	(0.2 pts)	(0.1 pts)	(0.2 pts)	(0.1 pts)	(0.1 pts)
Enterprise Services	2.3%	3.6%	3.7%	6.5%	4.0%	2.3%	3.7%	3.8%	6.7%	4.1%	-	(0.1 pts)	(0.1 pts)	(0.2 pts)	(0.1 pts)
Software	16.7%	17.3%	17.5%	27.1%	20.0%	17.1%	17.7%	18.0%	27.2%	20.4%	(0.4 pts)	(0.4 pts)	(0.5 pts)	(0.1 pts)	(0.4 pts)
HP Financial Services	9.6%	9.9%	10.4%	10.8%	10.2%	9.6%	9.9%	10.4%	10.8%	10.2%	-	-	-	-	-
Corporate Investments	(166.7%)	NM	NM	NM	NM	(166.7%)	NM	NM	NM	NM	-	-	-	-	-

(a)
Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include (i) transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment; (ii) transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment; and (iii) transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively. In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

HP reflected these changes to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments. These changes also resulted in the transfer of operating profit among the Personal Systems, Printing, the Enterprise Group and Software segments. These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2013 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					CHANGE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013
Net revenue: (a)
Printing and Personal Systems Group
Personal Systems
Notebooks	$4,128	$3,718	$3,722	$4,461	$16,029	$4,128	$3,718	$3,722	$4,461	$16,029	$-	$-	$-	$-	$-
Desktops	3,321	3,103	3,147	3,273	12,844	3,321	3,103	3,147	3,273	12,844	-	-	-	-	-
Workstations	535	521	537	554	2,147	535	521	537	554	2,147	-	-	-	-	-
Other	248	268	327	316	1,159	220	242	298	291	1,051	28	26	29	25	108
Total Personal Systems	8,232	7,610	7,733	8,604	32,179	8,204	7,584	7,704	8,579	32,071	28	26	29	25	108

Printing
Supplies	3,893	4,122	3,839	3,862	15,716	3,893	4,122	3,839	3,862	15,716	-	-	-	-	-
Commercial Hardware	1,374	1,411	1,405	1,554	5,744	1,354	1,398	1,399	1,551	5,702	20	13	6	3	42
Consumer Hardware	679	561	565	631	2,436	679	561	565	631	2,436	-	-	-	-	-
Total Printing	5,946	6,094	5,809	6,047	23,896	5,926	6,081	5,803	6,044	23,854	20	13	6	3	42
Total Printing and Personal
Systems Group	14,178	13,704	13,542	14,651	56,075	14,130	13,665	13,507	14,623	55,925	48	39	35	28	150

Enterprise Group
Industry Standard Servers	2,994	2,806	2,851	3,451	12,102	2,994	2,806	2,851	3,451	12,102	-	-	-	-	-
Technology Services	2,207	2,247	2,152	2,182	8,788	2,243	2,272	2,174	2,201	8,890	(36)	(25)	(22)	(19)	(102)
Storage	833	857	833	952	3,475	833	857	833	952	3,475	-	-	-	-	-
Networking	608	618	644	656	2,526	608	618	644	656	2,526	-	-	-	-	-
Business Critical Systems	306	266	284	334	1,190	306	266	284	334	1,190	-	-	-	-	-
Total Enterprise Group	6,948	6,794	6,764	7,575	28,081	6,984	6,819	6,786	7,594	28,183	(36)	(25)	(22)	(19)	(102)

Enterprise Services
Infrastructure Technology Outsourcing	3,855	3,855	3,791	3,722	15,223	3,736	3,721	3,662	3,563	14,682	119	134	129	159	541
Application and Business Services	2,183	2,278	2,181	2,196	8,838	2,183	2,278	2,181	2,196	8,838	-	-	-	-	-
Total Enterprise Services	6,038	6,133	5,972	5,918	24,061	5,919	5,999	5,843	5,759	23,520	119	134	129	159	541

Software	951	967	1,010	1,093	4,021	926	941	982	1,064	3,913	25	26	28	29	108

HP Financial Services	957	881	879	912	3,629	957	881	879	912	3,629	-	-	-	-	-

Corporate Investments	4	10	5	5	24	4	10	5	5	24	-	-	-	-	-
Total segments	29,076	28,489	28,172	30,154	115,891	28,920	28,315	28,002	29,957	115,194	156	174	170	197	697

Elimination of intersegment net revenue
and other	(717)	(907)	(946)	(1,023)	(3,593)	(561)	(733)	(776)	(826)	(2,896)	(156)	(174)	(170)	(197)	(697)

Total HP consolidated net revenue	$28,359	$27,582	$27,226	$29,131	$112,298	$28,359	$27,582	$27,226	$29,131	$112,298	$-	$-	$-	$-	$-

(a)
Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include (i) transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment; (ii) transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment; (iii) transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively; and (iv) transferring certain cloud-related incubation activities previously reported in Corporate and unallocated costs and eliminations and in the Enterprise Group segment to the Corporate Investments segment. In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

HP reflected these changes to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments. These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2012 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					CHANGE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2012	Apr. 30, 2012	Jul. 31, 2012	Oct. 31, 2012	Oct. 31, 2012	Jan. 31, 2012	Apr. 30, 2012	Jul. 31, 2012	Oct. 31, 2012	Oct. 31, 2012	Jan. 31, 2012	Apr. 30, 2012	Jul. 31, 2012	Oct. 31, 2012	Oct. 31, 2012
Net revenue: (a)
Printing and Personal Systems Group
Personal Systems
Notebooks	$4,942	$4,900	$4,416	$4,572	$18,830	$4,942	$4,900	$4,416	$4,572	$18,830	$-	$-	$-	$-	$-
Desktops	3,206	3,827	3,486	3,369	13,888	3,206	3,827	3,486	3,369	13,888	-	-	-	-	-
Workstations	535	537	526	550	2,148	535	537	526	550	2,148	-	-	-	-	-
Other	241	235	239	262	977	209	206	208	236	859	32	29	31	26	118
Total Personal Systems	8,924	9,499	8,667	8,753	35,843	8,892	9,470	8,636	8,727	35,725	32	29	31	26	118

Printing
Supplies	4,079	4,060	4,005	4,007	16,151	4,079	4,060	4,005	4,007	16,151	-	-	-	-	-
Commercial Hardware	1,500	1,489	1,466	1,491	5,946	1,489	1,479	1,445	1,482	5,895	11	10	21	9	51
Consumer Hardware	690	593	567	591	2,441	690	593	567	591	2,441	-	-	-	-	-
Total Printing	6,269	6,142	6,038	6,089	24,538	6,258	6,132	6,017	6,080	24,487	11	10	21	9	51
Total Printing and Personal
Systems Group	15,193	15,641	14,705	14,842	60,381	15,150	15,602	14,653	14,807	60,212	43	39	52	35	169

Enterprise Group
Industry Standard Servers	3,072	3,186	3,187	3,137	12,582	3,072	3,186	3,187	3,137	12,582	-	-	-	-	-
Technology Services	2,225	2,307	2,311	2,309	9,152	2,264	2,335	2,349	2,340	9,288	(39)	(28)	(38)	(31)	(136)
Storage	955	990	924	946	3,815	955	990	924	946	3,815	-	-	-	-	-
Networking	586	614	647	635	2,482	586	614	647	635	2,482	-	-	-	-	-
Business Critical Systems	405	421	385	401	1,612	405	421	385	401	1,612	-	-	-	-	-
Total Enterprise Group	7,243	7,518	7,454	7,428	29,643	7,282	7,546	7,492	7,459	29,779	(39)	(28)	(38)	(31)	(136)

Enterprise Services
Infrastructure Technology Outsourcing	4,051	4,054	4,038	4,033	16,176	3,980	3,954	3,934	3,924	15,792	71	100	104	109	384
Application and Business Services	2,391	2,535	2,463	2,428	9,817	2,391	2,535	2,463	2,428	9,817	-	-	-	-	-
Total Enterprise Services	6,442	6,589	6,501	6,461	25,993	6,371	6,489	6,397	6,352	25,609	71	100	104	109	384

Software	970	996	999	1,206	4,171	946	970	973	1,171	4,060	24	26	26	35	111

HP Financial Services	950	968	935	966	3,819	950	968	935	966	3,819	-	-	-	-	-

Corporate Investments	30	7	11	10	58	30	7	11	10	58	-	-	-	-	-
Total segments	30,828	31,719	30,605	30,913	124,065	30,729	31,582	30,461	30,765	123,537	99	137	144	148	528

Elimination of intersegment net revenue
and other	(792)	(1,026)	(936)	(954)	(3,708)	(693)	(889)	(792)	(806)	(3,180)	(99)	(137)	(144)	(148)	(528)

Total HP consolidated net revenue	$30,036	$30,693	$29,669	$29,959	$120,357	$30,036	$30,693	$29,669	$29,959	$120,357	$-	$-	$-	$-	$-

(a)
Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include (i) transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment; (ii) transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment; and (iii) transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively. In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

HP reflected these changes to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments. These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.